UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2021

TechTarget, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-33472	04-3483216
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 Grove Street, Newton, MA		02466
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 431-9200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 per value per share	TTGT	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02(e). Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Stockholders of TechTarget, Inc. (the “Company”) held on June 8, 2021 (the “Annual Meeting”), the Company’s stockholders approved, among other proposals, an amendment to our 2017 Stock Option and Incentive Plan (the “2017 Plan”) to increase the number of shares of common stock, $0.001 par value per share (“Common Stock”), authorized for issuance under the 2017 Plan from 3,000,000 shares to 6,800,000 shares.

The description of the 2017 Plan, as amended, contained on pages 28-36 of the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 21, 2021 (the “Proxy Statement”), is incorporated by reference. A complete copy of the 2017 Plan is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

Of the 28,147,418 shares of the Company’s Common Stock issued and outstanding as of the close of business on April 14, 2021, 26,715,747 shares (or approximately 94.91%) of Common Stock were present or represented by proxy at the Annual Meeting. Below are the voting results for the proposals submitted to the Company’s stockholders for a vote at the Annual Meeting.

Proposal	1

The Company’s stockholders elected the two Class II director nominees named below and in our Proxy Statement to the Board of Directors for a three-year term until the 2024 Annual Meeting of Stockholders or until their respective successors are elected and duly qualified, as set forth below:

Class II Director Nominees	For	Against	Abstain	Broker Non-Votes

Robert D. Burke	23,228,988	304,543	1,085	3,181,131

Bruce Levenson	21,981,471	1,552,060	1,085	3,181,131

Proposal	2

The Company’s stockholders ratified the appointment of Stowe & Degon, LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021, as set forth below:

For	Against	Abstain

26,662,743	51,818	1,186

Proposal 3

The Company’s stockholders approved an amendment to our 2017 Plan to increase the number of shares of Common Stock authorized for issuance thereunder from 3,000,000 shares to 6,800,000 shares, as set forth below:

For	Against	Abstain	Broker Non-Votes

19,668,872	3,860,034	5,710	3,181,131

Item 9.01. Financial Statements and Exhibits

The following exhibit is incorporated herein by reference:

(d) Exhibits

99.1      TechTarget, Inc. 2017 Stock Option and Incentive Plan, as amended.

104       Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TechTarget, Inc.

Date: June 11, 2021	By:	/s/ Charles D. Rennick
Charles D. Rennick
Vice President, General Counsel and Corporate Secretary